UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

FILED BY THE REGISTRANT                     |X|
FILED BY A PARTY OTHER THAN THE REGISTRANT  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement            |_|   Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 MEDIFAST, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:_____
      (2)   Aggregate number of securities to which transaction applies:_____
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____
      (4)   Proposed maximum aggregate value of transaction:_____
      (5)   Total fee paid:_____

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:_____
      (2)   Form, Schedule or Registration Statement No.:_____
      (3)   Filing Party:_____
      (4)   Date Filed: _____

                                 MEDIFAST, INC.
                               11445 Cronhill Dr.
                             Owings Mills, MD 21117
                                 (410) 581-8042

                    Notice of Annual Meeting of Stockholders
                        To Be Held on September 8th, 2006

To holders of shares of common stock:

      You are invited to be present either in person or by proxy at the annual meeting of stockholders of Medifast, Inc. to be held at The Roland E. Powell Convention Center. The Convention Center is located at 4001 Coastal Highway, Ocean City, MD 21842 on September 8, 2006 beginning at 10:00 a.m., local time, for the following purposes:

      1.    To re-elect two (2) Class III directors for terms ending in 2009.

      2. To ratify the selection of Bagell, Josephs, Levine & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2006; and

      3. To transact any other business as may properly come before the meeting or any postponements or adjournments.

      Management presently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the enclosed proxy will vote with their judgment on those matters.

      The board of directors has fixed the close of business on July 14, 2006 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournments. To make sure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. If you do attend the meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies, who are returned properly signed but unmarked, will be voted in favor of proposals made by the company.

                                       By order of the board of directors,


                                       Bradley T. MacDonald
                                       Chairman of the Board
                                       Owings Mills, MD

                                 MEDIFAST, INC.
                               11445 Cronhill Dr.
                             Owings Mills, MD 21117
                                 (410) 581-8042

                                 PROXY STATEMENT
                     FOR 2006 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON September 8th, 2006

                               GENERAL INFORMATION

      This proxy statement is furnished in connection with the solicitation by the board of directors of Medifast, Inc. (the "Company") of proxies to be voted at its annual meeting of stockholders on Friday September 8, 2006, to be held at 10:00 a.m., local time, at The Roland E. Powell Convention Center. The Convention Center is located at 4001 Coastal Highway, Ocean City, MD 21842 and at any adjournments or postponements, for the purposes set forth in the accompanying notice of the meeting. This proxy statement, the foregoing notice and the enclosed proxy card will first be mailed to stockholders entitled to vote on or about July 21, 2006.

      Sending a signed proxy will not affect a stockholder's right to attend the meeting and vote in person because the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by returning to the Company prior to the annual meeting a proxy bearing a later date, by attending the meeting and voting in person or by otherwise giving written notice to the Secretary of the Company at any time before the proxy is exercised.

      When your proxy card is returned properly signed, those shares will be voted in accordance with your instructions. The board knows of no matters that are likely to be brought before the meeting, other than the matters specifically referred to in the notice of the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the meeting, will be authorized to vote or otherwise act with their judgment in those matters. In the absence of instructions, the shares represented at the meeting by the enclosed proxy will be voted "FOR" the nominees for director and "FOR" the ratification of the selection of Bagell, Josephs, Levine & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2006.

                             SOLICITATION OF PROXIES

      The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telecopy by officers or other regular employees of the Company, without additional compensation to those officers and other employees. The Company is required to pay, upon request, the reasonable expenses incurred by record holders of common stock, who are brokers, dealers, banks, voting trustees or other nominees for mailing proxy material and annual stockholder reports to any beneficial owners of common stock they hold of record.

                            QUORUM AND VOTING RIGHTS

      Holders of record of the Company's common stock, as of the close of business on July 14, 2006, the record date, will be entitled to notice and to vote at the meeting and at any adjournments. Holders of shares of common stock are entitled to vote on all matters brought before the meeting.

      As of June 13, 2006, there were 13,371,402 shares of Common Stock, par value $.001 per share (the "Common Stock") issued less 212,494 shares of treasury stock leaving a total of 13,158,908 shares of common stock outstanding shares of common stock issued and outstanding entitled to vote on all matters. Each issued and outstanding share of common stock entitles the holder to one vote. The presence in person or by proxy of the holders of a majority of the outstanding common stock is necessary to constitute a quorum at the meeting. Abstentions will be counted for the purpose of determining whether a quorum is present at the meeting.

Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election of directors, the plurality requirement is not a factor. The holders of common stock are not entitled to cumulate their votes in the election of directors. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of the proposal.

      The ratification of the board's selection of the Company's auditors and any other matters brought before the meeting will require the favorable vote of a majority of the votes cast at the meeting by the holders of stock entitled to vote at the meeting. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

      The Company is not aware of any matter, other than as referred to in this proxy statement, to be presented at the meeting.

The Company's executive offices are at 11445 Cronhill Drive, Owings Mills, Maryland 21117 and its telephone number is (410) 581-8042. This proxy statement and the accompanying proxy are first being distributed to the shareholders of the Company on or about July 21, 2006.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      The number of directors in each class is determined by the Board of Directors and consists of as nearly equal a number of directors as possible. These directors are classified as Class I, Class II and Class III based on tenure with the Board of Director's. The term of Class I Directors will expire in 2007. The term of Class II Directors will expire in 2008. The term for Class III is up for re-election for a three-year term ending in 2009.

      The table below sets forth the name of each Class III director nominated by the board to serve as a director for a term ending in 2009. All of the nominees are currently directors of the Company for terms expiring at the meeting. Each nominee has consented to be named as a nominee and, to the present knowledge of the Company, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the meeting (a situation which is not anticipated), solicited proxies will be voted in favor of those who remain as nominees and may be voted for substitute nominees. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of Michael J. McDevitt and George Lavin Jr. Esq.

                                                      Year First Elected
Nominees                       Position      Age         as a Director
--------                       --------      ---      ------------------

Michael J. McDevitt            Director      57              2002
George Lavin Jr. Esq.          Director      77              2005

The principal occupations and qualifications of each nominee for director are as follows:

Mr. McDevitt has been a Director of the company since 2002. Mr. McDevitt is a retired FBI Special Agent with over 29 years of government service with the United States Marine Corps and the FBI. He had attained Senior Executive status within the FBI(1)s Investigative Technology Branch and is currently providing consulting services, focusing on physical threat and risk assessments and conducting specialized training for law enforcement and US Government entities.

Mr. Lavin has been a director of the Company since 2005 while a senior partner at Lavin, Oneil, Ricci, Ceprone & Disipio. Mr. Lavin is a 1951 graduate of Bucknell University. He attended the University of Pennsylvania School of Law, receiving an LL.B. in 1956, and then served as a Special Agent, Federal Bureau of Investigation, United States Department of Justice, until 1959. Mr. Lavin is one of the dominant product liability defense attorneys in the nation. He has had regional responsibilities in several automotive specialty areas, and has been called upon to try matters throughout the county on behalf of his clients. Mr. Lavin's present practice and specialty emphasizes his commitment to defending the automotive industry. Mr. Lavin is admitted to practice before the Supreme Court of Pennsylvania, the United States Court of Appeals for the Third Circuit and the United States District Courts for the Eastern and Middle Districts of Pennsylvania. He is a member of the Faculty Advisory Board of the Academy of Advocacy, the Association of Defense Counsel, The Defense Research Institute, The American Board of Trial Advocates, and the Temple University Law School faculty. He has also been elected a fellow of the American College of Trial Lawyers. On March 1, 1994, Mr. Lavin assumed the title of Counsel to The Firm.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES PRESENTED.

                      MEETINGS AND COMMITTEES OF THE BOARD

      For the fiscal year ended December 31, 2005 ("Fiscal 2005"), the Board of Directors held four meetings, including those in which matters were adopted by unanimous written consent. All Board members attended at least 75% of the Board meetings. The Board has an Audit Committee, an Executive Committee, a Nomination Committee and a Compensation Committee. The purpose and responsibilities for each of these committees is outlined in committee charters adopted by the Board. The Board may, from time to time, form a new committee or disband a current committee depending on circumstances. In addition, the Board may determine to form ad hoc committees from time to time, and determine the composition and areas of competence of such committees.

      The Audit Committee of the Board of Directors consists of Mrs. Mary T. Travis, Rev. Joseph Calderone, O.S.A. and Mr. George Lavin, Esq. The Audit Committee is composed entirely of independent directors according to the definition of "independence" set forth in the rules of the American Stock Exchange. The Board of Directors has determined that Mrs. Mary Travis is an Audit Committee financial expert "as defined under the rules of the Securities and Exchange Commission". The duties and responsibilities of the Audit Committee are described in the Company's Audit Committee Charter and include, among other things, review of the Company's financial statements, review and ascertain Company Compliance with all Sarbanes - Oxley regulations and requirements, consideration of the nature and scope of the work to be performed by the Company's independent auditors, discussion of the results of such work, the receipt from such auditors of their letters to management which evaluate (as part of their annual audit of the Company's financial statements) the internal accounting control systems of the Company and meeting with representatives of management to discuss particular areas of the Company's operations. The Audit Committee held four meetings during 2005.

      Messrs. Michael C. MacDonald, Michael J. McDevitt, and Bradley T. MacDonald are members of the Executive Committee. The Executive Committee has all the authority of the Board of Directors, except with respect to certain matters that by statute may not be delegated by the Board of Directors. The Committee meets periodically during the year to develop and review strategic operational and management policies for the Company. The Committee held three
(3) meetings during fiscal year 2005.

      The Compensation Committee of the Board of Directors held two (2) meetings during fiscal year 2005. The members were Rev. Donald F. Reilly O.S.A, Mr. George Lavin, Jr., Esq., and Mrs. Mary T. Travis. The primary purpose of the Compensation Committee is to assist the Board in discharging its responsibilities with respect to compensation of the Company's executive officers and to produce an annual report for inclusion in the Company's proxy statement on executive compensation. The compensation committee held three meetings during 2005. The Committee approved a contract base salary for Mr. MacDonald, the Chief Executive Officer of $225,000, which has remained the same since 2003. In addition, the board made a $100,000 contribution to his Selective Retirement Plan for his performance in 2005.

      The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda. The schedule for each committee will be furnished to all directors.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is composed of three directors who are independent, as defined under the listing standards of The American Stock Exchange, and operates under a written charter adopted by the Company's Board of Directors.

      The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company. The primary responsibilities of the Audit Committee are to review and evaluate the Company's audited financial statements and to monitor and oversee the Company's internal control system, its accounting and financial reporting process, its independent audit function and its compliance with applicable laws and regulations. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and in compliance with the provisions of the Sarbanes-Oxley Act.

      The Audit Committee members are not professional accountants or auditors, and are not responsible for conducting reviews of auditing or accounting procedures, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

      Recent years have brought a wave of new legislation and regulations in the area of corporate governance and financial reporting as the U.S. government took unprecedented measures to set new standards for corporate behavior and to restore investor confidence. The Company has a long history of corporate responsibility and good citizenship, and has taken appropriate measures to respond to the new standards. The Audit Committee took a lead role in overseeing the efforts of the Company's Controller's Group, Internal Audit Department, Legal Department, and independent accountants in ensuring the Company's compliance with these reforms.

                                       AUDIT COMMITTEE


                                       Mary Travis
                                       Rev. Joseph Calderone OSA
                                       George Lavin, Jr., Esq

      Audit and tax fees

      The aggregate fees billed by Bagell, Josephs, Levine & Company, L.L.C. for professional services for the audit of our annual consolidated financial statements for 2005 and the review of the consolidated financial statements included in our Forms 10-Q for the first, second, and third quarter of 2005 were $90,000. Tax fees paid in 2005 were $10,000.

             PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF AUDITORS

      The board has selected Bagell, Josephs, Levine & Company, L.L.C. as the Company's independent auditors for the year ending December 31, 2006 and the stockholders are asked to ratify this selection. Bagell, Josephs & Company, L.L.C. has advised the Company that it has no direct or material indirect interest in the Company or its affiliates. Representatives of Bagell, Josephs, Levine & Company, L.L.C. are expected to attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Bagell, Josephs, Levine & Company, L.L.C. has been the Company's independent accountants for the fiscal years ended December 31, 2005, 2004 and 2003.

      The favorable vote of a majority of the votes cast at the meeting by holders entitled to vote at the meeting is required to ratify the selection of Bagell, Josephs, Levine & Company, L.L.C. as the independent auditors for the year ending December 31, 2006.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C. AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table sets forth the compensation for services rendered in all capacities to the Company and subsidiaries by the Chief Executive Officer and the Company's other executive officer for the years ended December 31, 2005, 2004 and 2003.

                           SUMMARY COMPENSATION TABLE


                                                                       Annual Compensation
                                -------------------------------------------------------------------------------------------
                                                                               Value of
                                                                           Common/Preferred
                                                                             Stock Issued         Option       Other Annual
Name                            Year       Salary ($)       Bonus ($)       in Lieu of Cash       Awards       Compensation
----                            ----       ----------       ---------       ---------------       ------       ------------
Bradley T. MacDonald            2005          225,000               0                     0       40,000 (1)        100,000 (2)
  Chairman and C.E.O.           2004          225,000          75,000                     0            0                  0
                                2003          225,000         112,000                     0            0                  0

Leo V. Williams III             2005          125,000               0                     0            0                  0
  Executive Vice President      2004          118,000               0                     0       10,000                  0

(1) The Board of Directors awarded Mr. MacDonald 40,000 options @2.67 in the first quarter of 2005.
(2) The Board of Directors increased the Company's contribution to the Selective Executive Retirement Plan for Mr. MacDonald by $100,000 in 2005.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The Company's 1993 Employee Stock Option Plan (the "Plan"), as amended in July 1995, December 1997, June 2002, and again in July 2003 authorizes the issuance of options for 1,250,000 shares of Common Stock. The Plan authorizes the Board of Directors or the Compensation Committee appointed by the Board to grant incentive stock options and non-incentive stock options to officers, key employees, directors, and independent consultants, with directors who are not employees and consultants eligible only to receive non-incentive stock options. Employee stock options are vested over 2 years.

      * The following tables set forth pertinent information as of December 31, 2005 with respect to options granted under the Plan since the inception of the Plan to the persons set forth under the Summary Compensation Table, all current executive officers as a group and all current Directors who are not executive officers as a group of the Company. In addition, a chart listing option holders, grants made in the 2005 fiscal year, and a list of aggregate options and the value of these options, is provided.

                                                                           ALL CURRENT      ALL CURRENT
                                                                            EXECUTIVE       INDEPENDENT
                                                          BRADLEY T.         OFFICERS        DIRECTORS
                                                         MACDONALD (1)      AS A GROUP       AS A GROUP
                                                         -------------    -------------    -------------
Options granted.................................               255,000          210,000          110,000
Average exercise price..........................         $        0.86    $        2.20    $        1.07
Options exercised...............................               228,833           49,999          100,000
Average exercise  price.........................         $        0.97    $        0.88    $        0.70
Shares sold.....................................                     *                *                *
Options unexercised as of 12/31/05..............                     0          160,001           10,000

                                                                       Approximate 5 YR                               Value of
                                              FY `05 Grants @        Potential Realizable       Unexercised          Unexercised
                                            Price & Expiration        Value at 10% Annual         Options              Options
                                                 Month/Year           Stock Appreciation       as of 12/31/05       as of 12/31/05
Current Executive Officers and Directors     135,000@$2.67 2010             $4.30                  135,000            $       0
Employees                                    158,333@$2.69 2010             $4.33                   71,666                    0
Consultants                                                   0                                          0                    0
                                                                                                 ---------            ---------
                                                                                                   206,966            $       0

Compensation of Directors

      The Company is authorized to pay a fee of $300 for each meeting attended by its directors who are not executive officers. It reimburses those who are not employees of the Company for their expenses incurred in attending meetings. Independent Directors claimed $56,400 in Director's fees and/or expenses in 2005. See "Executive Compensation - Stock Options" for stock options granted under the 1993 Plan to the Directors

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation and Stock Options Committee (the "Committee") is authorized to review and make recommendations to the board as to the compensation in cash or other forms for its executive officers, as described below. The Committee currently has three members,

      COMPENSATION MIX

      The Company's executive compensation packages generally include three components: base salary, a discretionary annual cash bonus, stock options and grant of restricted common stock. The committee generally reviews, and makes any changes to, the base salary and bonus of each executive officer as of the beginning of each calendar year.

      Base Salary

      The Company's compensation policy is to provide for base salaries, which are comparable to the compensation paid to executive officers of equivalent competency and responsibilities by companies of comparable size and capitalization both in and out of the cellular accessories industry.

      Discretionary Cash Bonus

      The Committee believes that discretionary cash bonuses are useful on a case-by-case basis to motivate and reward executive officers. Bonuses for executive officers are not guaranteed, but are awarded from time to time only in the discretion of the Committee. Criteria for bonuses for executive officers range from success in increasing revenues to attracting equity capital.

      Stock Options

      Grants of stock options under the 1993 Stock Option Plan are designed to promote the identity of the long-term interests between the Company's executives and its stockholders and to assist in the retention of executives. Since stock options granted by the Company generally become exercisable over a multi-year period, their ultimate value is dependent upon the long-term appreciation of the Company's stock price and the executive's continued employment with the Company. In addition, grants of stock options may result in an increase in executive officers' equity interests in the Company, thereby providing such persons with the opportunity to share in the future value they are responsible for creating.

                                       Compensation Committee


                                       Mary T. Travis
                                       Rev. Donald F. Reilly, OSA
                                       Michael J. McDevitt

      This report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

                       SELECTIVE EXECUTIVE RETIREMENT PLAN

      On May 23, 2003 the Board of Directors approved a Selective Executive Retirement Compensation Plan funded by the form of deferred compensation. The Deferred Compensation Plan was funded up to $350,000 by a dollar for dollar match program, having Mr. MacDonald defer $175,000, followed by a Company match of $175,000. In June 2004, the Board of Directors authorized an additional $50,000 to be deferred by Mr. MacDonald followed by a Company match of $50,000. In 2005, the Board of Directors approved the funding of $100,000 into Mr. MacDonald's Selective Executive Retirement Compensation Plan. This brought the Selective Executive Retirement Compensation Plan total funded value to $550,000. Beginning January 1, 2006 the agreement was modified whereby the deferred compensation will be earned over a 5-year vesting period due January 1, 2011.

                         LONG-TERM EMPLOYMENT CONTRACTS

      The Board of Directors of Medifast, Inc. is in the process of implementing a management succession plan which will take place over the next 24 months. In doing so, they have had 3 key executive officers sign 6-year employment contracts to ensure that there will be minimal turnover in selected key management positions. The Executives associated with this succession plan include Michael S. McDevitt, President and Chief Financial Officer, Margaret MacDonald, VP of Operations and Brendan Connors, CPA, VP of Finance. Bradley T. MacDonald, the Executive Chairman of the Board of Directors and CEO has signed and executed a new 5 year employment agreement as the Executive Chairman of the Board of Directors and will provide on-going executive mentoring, financial and M&A advice, and new business development for the Company.

      On February 8, 2006, the three executive officers of the company signed 6-year employment contracts. The officers received shares of common stock in varying amounts totaling 380,000 shares at $6.25 per share that will be vested over 6 years. In addition, Bradley T. MacDonald, Chairman and CEO signed a new 5-year employment agreement and was granted 100,000 stock options at $6.25 that will vest over 5 years beginning on February 8, 2007.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the board is currently composed of Rev. Donald F. Reilly, OSA, Mr. George Lavin, Jr., Esq. and Mrs. Mary Travis. None of the members of the Compensation and Stock Option Committee were employees of the Company during the year ended December 31, 2005.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following tables sets forth certain information as of June 15, 2006 as supplied to the Company, regarding the beneficial ownership of the common stock by all persons known to the Company who own more than 5% of the outstanding shares of the Company's common stock and preferred stock

      Table included elsewhere in this proxy statement and all executive officers and directors as a group. Unless otherwise indicated, based on information provided to the Company by the directors, executive officers and principal stockholders, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address                           Beneficially Owned        Outstanding
----------------                           ------------------        -----------

Bradley T. MacDonald...................         1,059,479                7.9%
  11445 Cronhill Drive
  Owings Mills, MD  21117

RNI-NV Limited Partnership.............         1,088,830                8.1%


            SECURITY OWNERSHIP OF DIRECTOR'S AND EXECUTIVE OFFICER'S

      The following table sets forth information with respect to the beneficial ownership of shares of Common Stock or voting Preferred Stock as of June 15, 2006 of the Chief Executive Officer, each Director, each nominee for Director, each current executive officer named in the Summary Compensation Table under "Executive Compensation" and all executive officers and directors as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other person. Under such rules, "beneficial ownership" includes shares as to which the undersigned has sole or shared voting power or investment power and shares, which the undersigned has the right to acquire within 60 days of March 15, 2006 through the exercise of any stock option or other right. Unless otherwise indicated, the named person has sole investment and voting power with respect to the shares set forth in the table.

                                                       NUMBER           % OF
NAME AND ADDRESS*                                    OF SHARES       OUTSTANDING
----------------                                     -----------     -----------

Bradley T. MacDonald...............................  1,059,479 (1)       7.9%
Donald F. Reilly...................................     57,150 (2)       0.4%
Michael C. MacDonald...............................     54,919 (2)       0.4%
George J. Lavin, Esq...............................      2,000 (2)       0.1%
Mary Travis........................................     19,000 (2)       0.1%
Michael J. McDevitt................................     16,200 (2)       0.1%
Rev. Joseph Calderone..............................      8,000 (2)       0.1%

Executive Officers and Directors as a group
  (7 persons) .....................................  1,216,748             9%


* The address is c/o Medifast, Inc., 11445 Cronhill Drive, Owings Mills, Maryland 21117

(1) Mr. MacDonald beneficially owns 1,059,479 shares of common stock. Mrs. Shirley D. MacDonald and Ms. Margaret E. MacDonald, wife and daughter of Mr. MacDonald, individually or jointly own 666,332 shares of stock.
(2) Independent directors were issued 5,000 shares of common stock as compensation for their participation as Board Members in 2005 and 1,500 shares for 2006 participation as a Board Member.

Stock Price Performance Graph

The following graph shows a comparison of cumulative total return since December 29, 2000 for our common stock, the Russell 2000 Index and the Dow Jones Consumer Services Index, each of which assumes an initial value of $100 and reinvestment of dividends.

                               [GRAPHIC OMITTED]

[THE FOLLOWING INFORMATION WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

-----------------------------------------------------------------------------------------------------------------------------
                                   12/29/2000      12/31/2001      12/31/2002      12/31/2003      12/31/2004      12/30/2005
-----------------------------------------------------------------------------------------------------------------------------
Medifast, Inc.                            100             157           3,800          10,071           2,514           3,742
-----------------------------------------------------------------------------------------------------------------------------
Dow Jones Consumer Services Index         100             158             131             213             254             210
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                        100             102              81             120             142             148
-----------------------------------------------------------------------------------------------------------------------------

GENERAL AND OTHER MATTERS

      The board knows of no matter, other than as referred to in this proxy statement, which will be presented at the meeting. However, if other matters properly come before the meeting, or any of its adjournments, the person or persons voting the proxies will vote them with their judgment in those matters.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and 10% holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. To the best of our knowledge based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to the Company, the Company believes that during the year ended December 31, 2005, its directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act.

                                  ANNUAL REPORT

      The Annual Report of the Company, including financial statements, for the year ended December 31, 2005 is being mailed to stockholders with this proxy material.

                                  OTHER MATTERS

      The Company is unaware of any matters, above, which will be brought before the Meeting.

      It is important that your proxy be returned promptly no matter how small or large your holding may be. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. As a matter of policy, we keep confidential proxies, ballots, and voting tabulations that identify individual shareholders. Such documents are available for examination only by the inspector of elections, certain employees and our transfer agent who are associated with the processing proxy cards and tabulation of the votes. The vote of any shareholder is not disclosed except in a contested proxy solicitation or as may be necessary to meet legal requirements.

      Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2007 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, stockholder proposals must be received at our offices no later December 6, 2006.

June 15, 2006

                                      PROXY
                                 MEDIFAST, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Bradley T. MacDonald with full power of substitution, as attorneys for and in the name, place and stead of the undersigned, to vote all the shares of the common stock of MEDIFAST INC., owned or entitled to be voted by the undersigned as of the record date, at the Annual Meeting of Shareholders of said Company scheduled to be held the Roland E. Powell Convention Center, located at 4001 Ocean Highway, Ocean City, MD 21842 on Friday, September 8, 2006, at 10:00 A.M., Eastern Daylight Time or at any adjournment or adjournments of said meeting, on the following proposals as indicated.

1. The re-election of two class III directors of the Company, each of whom is to hold office for three years ending in 2009.

      Class III Directors: Michael J. McDevitt, and George Lavin, Esq.

      |_| FOR All nominees (except as marked to the contrary below) |_| WITHHOLD

      INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

      __________________________________________________________________________

2. To approve the re-appointment of Bagell, Josephs & Company, LLC, an independent member of the BDO Seidman alliance, as the Company's independent auditors for the fiscal year ending December 31, 2005.

      |_|  FOR      |_|  AGAINST      |_|  ABSTAIN


3. To transact such other business as may properly come before the meeting or any adjournment thereof. (Please date and sign on reverse side).

      This proxy, if properly executed and returned will be voted in accordance with the directions specified hereof. If no directions are specified, this proxy will be voted FOR the election of the directors named above or their substitutes as designated by the Board of Directors.

Dated: ____________


                                       _______________________________
                                       Signature of Stockholder


                                       _______________________________
                                       Signature of Co-Holder (if any)


      Please sign exactly as your name appears hereon and date. Joint owners should each sign. Trustees and fiduciaries should indicate the capacity in which they are signing.